Restricted Net Assets (Details) $ in Millions	12 Months Ended
Dec. 31, 2017 USD ($)
Percentage of after-tax profit required to be appropriated to general reserve	10.00%
General reserve as a percentage of registered capital up to which after-tax profit of PRC subsidiaries and VIE's shall be transferred	50.00%
Amount of restricted net assets of the Group's PRC subsidiaries and the Affiliated PRC Entities	$ 2,566
Percentage on total consolidated net assets	71.00%